[LOGO] STANDISH FUNDS(R)

Prospectus                Standish International Fixed Income Fund
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May 1, 2000               (Service Class Shares)

                          The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents
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                          Risk/Return Summary...............................3
                             Standish International Fixed Income Fund.......4

                          The Fund's Investments and Related Risks..........5
                             Additional investments.........................5
                             Additional investment policies.................5
[GRAPHIC OMITTED]
                          The Investment Adviser............................7
                             About SIMCO(R).................................7
                             Who can invest in the fund.....................7
                             Who may want to invest.........................7
                             Fund managers..................................8
                             Advisory services and fees.....................8

                          Investment and Account Information................9
                             How to purchase shares.........................9
                             How to exchange shares........................10
                             How to redeem shares..........................10
                             Transaction and account policies..............11
                             Valuation of shares...........................11
                             Dividends and distributions...................11

                          Fund Details.....................................12
                             Taxes.........................................12
                             The fund's service providers..................12

                          For More Information.............................16

                          Mutual fund risks

                          An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Standish International Fixed Income Fund (Service Class)   2

Risk/Return Summary
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                                    International Fixed Income Fund

    Investment objective   To maximize total return while realizing a market
                           level of income consistent with preserving principal and liquidity.

                           -----------------------------------------------------

         Key investments   The fund invests, under normal circumstances, at
          and strategies   least 65% of assets in non-U.S. dollar denominated
                           fixed income securities of foreign governments and companies located in various countries, including emerging markets. The fund always invests in at least 5 countries other than the U.S. At times, the fund may invest a substantial part of its assets in any one country. The fund will hedge most, but not necessarily all, of its foreign currency exposure to protect the U.S. dollar value of the fund's assets.
                           The fund may also invest in interest rate futures contracts.

                           -----------------------------------------------------

          Credit quality   The fund invests primarily in investment grade
                           securities, but may invest up to 15% of assets in below investment grade securities, sometimes referred to as junk bonds. The fund will not invest in securities rated lower than B. The adviser selects fixed income securities that have the potential to be upgraded.

                           -----------------------------------------------------

        Targeted average   In the range of A to AA/Aa
portfolio credit quality

                           -----------------------------------------------------

                Maturity   The fund is not subject to any maturity restrictions.

                           -----------------------------------------------------

         How investments   The adviser focuses on identifying undervalued
            are selected   government bond markets, currencies, sectors and
                           securities and deemphasizes the use of an interest
                           rate forecasting strategy. The adviser looks for
                           fixed income securities with the most potential for
                           added value, such as those involving the potential
                           for credit upgrades,  unique structural
                           characteristics or innovative features. The adviser
                           selects securities for the fund's portfolio by:

                           o Using fundamental economic and quantitative
                             analysis to allocate assets among countries and currencies based on a comparative evaluation of interest and inflation rate trends, government fiscal and monetary policies and the credit quality of governmental debt.

                           o Focusing on sectors and individual securities that
                             appear to be relatively undervalued and actively trading among sectors.

                           -----------------------------------------------------

      Principal risks of   Investors could lose money on their investment in
   investing in the fund   the fund or the fund could perform less well than
                           other possible investments if any of the following occurs:

                           o Interest rates rise, which will make the prices of
                             fixed income securities and the value of the fund's portfolio go down.

                           o The issuer of a security owned by the fund has its
                             credit rating downgraded or defaults on its obligation to pay principal and/or interest. This risk is higher for below investment grade bonds.

                           o When interest rates are declining, the issuer of a
                             security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                           o When interest rates are rising, the average life
                             of some securities may extend because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

                           o The adviser's judgment about the attractiveness,
                             relative value or potential appreciation of a particular country, currency, sector, security or hedging strategy proves to be incorrect.

                           o Prices of foreign securities go down because of
                             unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

                           o During periods of extreme interest rate volatility
                             the fund has difficulty closing out its position in interest rate futures contracts or closing out the position at a price which the adviser believes would be advantageous to the fund.

                           -----------------------------------------------------

                           The fund is non-diversified. This means that the fund may invest more of its assets in the securities of a single issuer than diversified funds. To the extent the fund invests more of its assets in a single issuer, the fund's share price may be adversely affected by events affecting that issuer.


                     3  Standish International Fixed Income Fund (Service Class)

Risk/Return Summary
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Total return                The bar chart and total return table indicate the
performance                 risks of investing in the fund. The bar chart shows
                            changes in the performance of the fund's
                            Institutional Class shares from year to year over the life of that class for the full calendar periods indicated, reduced to reflect the deduction of the 25 basis point service fee applicable to the fund's
                            Service Class shares. The total return table shows how average annual returns of Institutional Class shares (similarly reduced) for different calendar periods compare to those of two widely recognized, unmanaged indices of fixed income securities. Past performance does not indicate how the fund will perform in the future.

                        International Fixed Income Fund+

[The following table was depicted as a bar chart in the printed materials.]

 14.8    7.82    23.48   -9.45    17.84    14.99   11.59    8.46    0.54

 1991    1992    1993     1994    1995     1996    1997    1998     1999

                     Calendar Year Ended December 31

Quarterly returns:
Highest: 9.92% in 3rd quarter 1991
Lowest: -5.84% in 1st quarter 1994

+Institutional Class shares of the fund are not offered in this prospectus, but Service Class shares would have had substantially similar but lower performance. Institutional Class shares and Service Class shares are invested in the same portfolio of securities and annual returns differ only to the extent that each class has different expenses, such as the service fee applicable to Service Class shares.

Average annual total returns for selected periods ended December 31, 1999+

                                                    Life of
                                                  Institutional  Inception
                                1 Year  5 Years      Class         Date*
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International Fixed Income        0.54   10.52        9.60        1/3/91
Fund (Institutional Class)

J.P. Morgan Non-U.S. Govt
Bond Index (Hedged)**             2.48   11.14        8.90         N/A

Lehman Brothers Aggregate***     -0.83    7.73        7.56         N/A

*Life of Institutional Class.

**The J.P. Morgan Non-U.S. Government Bond Index (Hedged) is an unmanaged broad based index of non-U.S. government bonds with maturities of one year or more that are currency-hedged into U.S. dollars.

***The Lehman Brothers Aggregate Index is an unmanaged, broad based index of domestic, U.S. dollar denominated, fixed rate investment grade bonds.

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. Expenses are based on estimates for the current fiscal year.

Based on fiscal year                             International
ended 12/31/99                                   Fixed Income
                                                     Fund
                                                (Service Class)
Shareholder fees (fees paid
directly from your investment)                       None

Annual fund operating expenses
(expenses that are deducted
from fund assets)

   Management fees                                   0.40%

   Distribution (12b-1) fees                         None

   Other expenses                                    1.15%

      Service fee                                    0.25%

   Total annual fund operating
   expenses                                          1.80%

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(1)Because Standish has agreed to cap the fund's operating expenses, the fund's estimated expenses would have been:

   Management fees                                   0.40%
   Distributioon (12b-1)                              None
   Other expenses                                    0.12%
      Service fee                                    0.25%
   Total annual fund
   operating expenses                                0.77%

These caps may be changed or eliminated.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o     You invest $10,000 in the fund for the time periods indicated;

o     You redeem at the end of each period;

o     Your investment has a 5% return each year; and

o     The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                        After     After     After    After
                                       1 year    3 years   5 years  10 years
International Fixed Income
Fund (Service Class)                   $183      $566      $975     $2,116


Standish International Fixed Income Fund (Service Class)  4

The Fund's Investments and Related Risks
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The fund may invest in a wide range of fixed income securities.

Additional information about the fund's principal investments

Fixed income investments Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; and foreign governments and their political subdivisions. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Mortgage-related securities may be issued by private companies or by agencies of the U.S. government. Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-related and asset-backed securities are especially sensitive to prepayment and extension risk.

For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The fund may use mortgage dollar rolls to finance the purchase of additional investments. In a mortgage dollar roll transaction, a fund sells a mortgage-backed security to a financial institution and agrees to repurchase a similar mortgage-backed security at a later date at a price that is agreed upon at the time of the sale. The fund will earn income by investing the proceeds from the sale in short-term securities. Dollar rolls expose the fund to the risk that the return generated by the short-term invstments is lower than the financing cost of the fund's obligations to repurchase similar securities at the agreed upon date.

Information about the fund's other investment strategies

Emerging Market Investments The fund may invest 10% of assets in emerging markets generally and 3% of assets in any single emerging market. At times the fund invests substantially in fixed income securities of foreign governments or their political subdivisions. This exposes the fund to additional risk if the foreign government is unable or unwilling to repay principal or interest when due.

Credit quality Securities are investment grade if they are rated in one of the four highest long-term rating categories of a nationally recognized statistical rating organization, have received a comparable short-term or other rating or are unrated securities that the adviser believes are of comparable quality.

If a security receives "split" (different) ratings from multiple rating organizations, the fund will treat the security as being rated in the higher rating category. The fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. The fund's credit standards also apply to counterparties to OTC derivative contracts.


                     5  Standish International Fixed Income Fund (Service Class)

The Fund's Investments and Related Risks
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Derivative contracts The fund may, but is not required to, use derivative contracts for any of the following purposes:

o To hedge against adverse changes in the market value of securities held by or to be bought for the fund caused by changing interest rates or currency exchange rates.

o     As a substitute for purchasing or selling securities.

o To shorten or lengthen the effective maturity or duration of the fund's portfolio.

o     To enhance the fund's potential gain in non-hedging situations.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate or currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings.

Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. OTC derivatives can also make the fund's portfolio less liquid and harder to value, especially in volatile markets.

Impact of high portfolio turnover The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.


Standish International Fixed Income Fund (Service Class)  6

The Investment Adviser
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SIMCO offers a broad array of investment services that include management of domestic and international equity and fixed income portfolios.

About SIMCO

Standish International Management Company, LLC (SIMCO), a limited liability company and wholly owned subsidiary of Standish, Ayer & Wood, Inc. (Standish), was established in 1991 and is the fund's investment adviser. SIMCO relies on a combination of traditional fundamental research, which is the product of a seasoned staff of specialists, and innovative quantitative analysis, which uses sophisticated computer-based models to help identify potentially attractive securities in equity and fixed income markets. In each market, SIMCO seeks to uncover opportunity by utilizing detailed analysis and thorough adherence to a strict set of disciplines. SIMCO uses fundamental research to identify a security sufficiently complex as to have been misvalued by more traditional analysis. SIMCO uses sophisticated quantitative techniques, which may help identify market misvaluations that can be exploited by their portfolio managers.

Standish, established in 1933, has remained by choice a privately held investment management firm over its more than 65 year history. Ownership is shared by a limited number of employees, who are the directors of the firm. Standish believes the firm's organizational structure has helped preserve an entrepreneurial orientation, which reinforces its commitment to investment performance.

Standish believes that experience is a prerequisite for long-term investment success. But experience alone is insufficient in a world of complex new securities and rapidly changing technologies. To keep pace with today's investment markets, Standish has built a staff which balances enthusiasm and intellectual curiosity with professional and technical expertise. This combination of experience and enthusiasm, tradition and innovation has worked well and serves as a blueprint for future growth at Standish.

SIMCO and Standish strive to balance individual insight with the shared wisdom of the investment team. By combining technology and an experienced research staff, SIMCO and Standish have built a powerful internal network of complimentary resources.

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Who can invest in the fund

The fund is only available through account administrators that provide omnibus services for groups of individuals who beneficially own fund shares. Omnibus accounts include pension and retirement plans as well as taxable and tax-deferred investing programs that provide personal or account maintenance services to groups of individuals.

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Who may want to invest

The fund may be appropriate for investors:

o Interested in diversifying their fixed income investments beyond the U.S. market.

o Prepared to accept the risks of investing in foreign and emerging markets, which include political instability, currency fluctuations and illiquidity.

o Willing to tolerate fluctuations in bond prices due to interest rate changes.

o Looking for a hedge against inflation, which erodes the purchasing power of money.


                     7  Standish International Fixed Income Fund (Service Class)

The Investment Adviser
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Fund managers

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Fund                                    Fund managers                 Positions during past
                                                                      five years

International Fixed Income Fund         Richard S. Wood               Executive vice president and director
                                                                      of SIMCO and vice president and managing
                                                                      director of Standish. President of
                                                                      Standish Investment Trust and head of
                                                                      non-dollar bond research group.

                                        W. Charles Cook II            Vice president of SIMCO and vice
                                        (Co-manager since 1997)       president and director of Standish.
                                                                      Chairman of Derivative Committee
                                                                      and responsible for non-dollar bond
                                                                      research.
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Advisory services and fees

SIMCO provides International Fixed Income Fund with portfolio management and investment research services. SIMCO places orders to buy and sell the fund's portfolio securities and Standish manages the fund's business affairs. The adviser has agreed to limit the fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses). The agreement is temporary and may be terminated or changed at any time.

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                            Annual Advisory Fee Rate
               (as a percentage of the fund's average net assets)

                              Actual advisory fee paid      Contractual advisory fee      Current expense limitation*

International Fixed           N/A                           0.40%                         Capped at a rate equal to the
Income Fund                                                                               total expense ratio of Standish
(Service Class)                                                                           International Fixed Income Fund
                                                                                          plus 0.25%.

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*Current expense limitations represent a voluntary cap on the fund's total expenses. If the actual advisory fee paid in column one is less than the contractual advisory fee rate, the cap was triggered and advisory fees were waived by SIMCO.

Investment Adviser

                 Standish International Management Company, LLC
                              One Financial Center
                        Boston, Massachusetts 02111-2662


Standish International Fixed Income Fund (Service Class)  8

Investment and Account Information
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How to purchase shares

Who may purchase fund shares Only account administrators for omnibus accounts may purchase the fund's shares. Individuals may not purchase shares directly from the fund.

o If you are an individual investing assets in a retirement plan sponsored by your employer, contact your employer to find out how to purchase fund shares.

o If you are an individual investing assets in a self-administered retirement plan, contact your account administrator to find out how to purchase fund shares.

Minimum initial investment for the fund is $100,000 per omnibus account. This minimum does not apply to investments by individual participants in an omnibus account. Also, this minimum does not apply to omnibus accounts that use Standish or one its affiliates as their investment adviser.

All orders to purchase shares received by the distributor or certain account administrators before the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) will be executed at that day's share price if payment is received by the fund's custodian by a specified time on the next business day. Orders received after that time will be executed at the next business day's price. Financial intermediaries acting on a purchaser's behalf are responsible for transmitting orders to the distributor or its agent by the specified deadline. All orders must be in good form and accompanied by payment. The fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.

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Account administrators should:

o Open an account with the fund by sending to the distributor a completed original account application.

o Transmit electronically or by telephone to the distributor the name of the fund, the dollar amount of shares to be purchased and the applicable account number.

o Wire the purchase price in immediately available funds not later than 3:00 p.m. eastern time on the next business day.

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                          The distributor's address is:
                        Standish Fund Distributors, L.P.
                                  P.O. Box 1407
                        Boston, Massachusetts 02205-1407
                               Tel: 1.800.221.4795
                                Fax: 617.350.0042
                              Email: funds@saw.com


                     9  Standish International Fixed Income Fund (Service Class)

Investment and Account Information
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How to exchange shares

Account administrators may exchange Service Class shares of International Fixed Income Fund for Service Class shares of any other Standish fund, if the registration of both accounts is identical. Individuals should contact their employers or account administrators to find out how to exchange fund shares. The fund may refuse any exchange order and may alter, limit or suspend its exchange privilege on 60 days' notice. Exchange requests will not be honored until the distributor receives payment for the exchanged shares (up to 3 business days). An exchange involves a taxable redemption of shares surrendered in the exchange.

By mail

Account administrators should:

o Send a letter of instruction to the distributor signed by each registered account owner.

o Provide the name of the current fund, the fund to exchange into, the class of shares (if applicable) and dollar amount to be exchanged.

o     Provide both account numbers.

o     Signature guarantees may be required.

By telephone

Account administrators should:

o     If the account has telephone privileges, call the distributor.

o Provide the name of the current fund, the fund to exchange into, the class of shares (if applicable) and dollar amount to be exchanged.

o     Provide both account numbers.

o The distributor may ask for identification and all telephone transactions may be recorded.

How to redeem shares

All orders to redeem shares received by the distributor or its agent before the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) will be executed at that day's share price. Orders accepted after that time will be executed at the next business day's price. All redemption orders must be in good form. The fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Individuals should contact their employers or account administrators to find out how to redeem fund shares.

By mail

Account administrators should:

o Send a letter of instruction to the distributor signed by each registered account owner.

o State the name of the fund the class of shares (if applicable) and number of shares or dollar amount to be sold.

o     Provide the account number.

o     Signature guarantees may be required (see page 11).

By telephone

Account administrators should:

o     If the account has telephone privileges, call the distributor.

o Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.

o The distributor may ask for identification and all telephone transactions may be recorded.


Standish International Fixed Income Fund (Service Class)  10

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Transaction and account policies

Accounts with low balances. If an omnibus account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may notify the account administrator that omnibus account participants should increase the size of the account to $50,000 within 30 days. If the omnibus account does not increase to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the administrator.

In-kind purchases and redemptions. Securities held in an omnibus account may be used to purchase shares of the fund. The adviser will determine if the securities are consistent with the fund's objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. The fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. A redeeming shareholder will pay transaction costs to dispose of these securities.

Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

The distributor will accept signature guarantees from:

o     members of the STAMP program or the Exchange's Medallion Signature Program

o     a broker or securities dealer

o     a federal savings, cooperative or other type of bank

o     a savings and loan or other thrift institution

o     a credit union

o     a securities exchange or clearing agency

A notary public cannot provide a signature guarantee.

Valuation of shares

The fund offers its shares at the NAV per share of the class. The fund calculates its NAV once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day the exchange is open. The fund calculates the NAV of each class of shares separately. If the exchange closes early, the fund accelerates calculation of NAV and transaction deadlines to that time.

The fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If quotations are not readily available, or the value of a security has been materially affected by events occurring after the closing of a foreign exchange, the fund may value its assets by a method that the trustees believe accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations.

Foreign markets may be open on days when the U.S. markets are closed and the value of foreign securities owned by the fund may change on days when shareholders cannot purchase or redeem shares.

Dividends and distributions

The fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The fund declares and distributes dividends from net investment income quarterly. The fund declares and distributes net capital gains, if any, annually. All dividends and capital gains are reinvested in shares of the fund unless the shareholder elects to receive them in cash. Substantially all of the fund's distributions will be from net investment income.


                    11  Standish International Fixed Income Fund (Service Class)

Fund Details
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Taxes

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        Transactions             Federal Tax Status (for taxable investors only)

Sales or exchanges of shares.           Usually capital gain or loss.
                                        Tax rate depends on how long
                                        shares are held.
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Distributions of long term              Taxable as long-term capital
capital gain.                           gain. Tax rate depends on how
                                        long the fund held the
                                        portfolio securities sold and
                                        other factors.
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Distributions of short term             Taxable as ordinary income.
capital gain.
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Dividends from net investment           Taxable as ordinary income.
income.
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Every January, the fund provides information to certain account administrators about the fund's dividends and distributions, which are taxable even if reinvested, and about the accounts' redemptions during the previous calendar year. Any account administrator who does not provide the fund with a correct taxpayer identification number and required certification may subject the account to federal backup withholding tax.

Taxable investors should generally avoid investing in the fund shortly before an expected dividend or capital gain distribution. Otherwise, an investor may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder's investment.

Investors should consult their tax advisers about their own particular tax situations.

The fund's service providers

                              Principal Underwriter
                        Standish Fund Distributors, L.P.

                  Custodian, Transfer Agent and Fund Accountant
                         Investors Bank & Trust Company

                             Independent Accountants
                           PricewaterhouseCoopers LLP

                                  Legal Counsel
                                Hale and Dorr LLP


Standish International Fixed Income Fund (Service Class)  12

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                    13  Standish International Fixed Income Fund (Service Class)

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Standish International Fixed Income Fund (Service Class)  14

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                    15  Standish International Fixed Income Fund (Service Class)

For More Information
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Standish, Ayer & Wood, Inc. is an independent investment counseling firm that has been managing assets for institutional investors and high net worth individuals, as well as mutual funds, for more than 65 years. Standish offers a broad array of investment services that includes management of domestic and international equity and fixed income portfolios.

For investors who want more information about the Standish International Fixed Income Fund, the following documents are available free upon request.

Annual/Semiannual Reports

Additional information about the fund's investments is available in the fund's annual and semiannual reports to Institutional Class shareholders. The fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the performance of the fund's Institutional Class during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the fund and is incorporated into this prospectus by reference.

Investors can get free copies of reports and SAIs, request other information and discuss their questions about the fund by contacting the fund at:

Standish Funds
P.O. Box 1407
Boston, MA 02205-1407

Telephone: 1.800.729.0066

Email:
funds@saw.com

Internet:
http://www.standishonline.com

Investors can review the fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. Call 202.942.8090 for hours of operation. Investors can get text-only copies.

o For a fee, by writing the Public Reference Room of the Commission, Washington, D.C. 20549-6009

o For a fee, by sending an email or electronic request to the Public Reference Room of the Commission at publicinfo@sec.gov

o     Free from the Commission's Internet website at http://www.sec.gov

                            [LOGO] STANDISH FUNDS(R)
                                   One Financial Center
                                   Boston, MA 02111-2662
                                   800.729.0066

                                                          Investment Company Act
                                                          file number (811-4813)

                                                                          00-142


Standish International Fixed Income Fund (Service Class)  16

      May 1, 2000

                    STANDISH INTERNATIONAL FIXED INCOME FUND
                                  SERVICE CLASS

                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 729-0066

                       STATEMENT OF ADDITIONAL INFORMATION

      This Statement of Additional Information (SAI) is not a prospectus. The SAI expands upon and supplements the information contained in the prospectus dated May 1, 2000, as amended and/or supplemented from time to time, of the Standish International Fixed Income Fund Service Class (the fund), a separate investment series of Standish, Ayer & Wood Investment Trust (the Trust).

      The SAI should be read in conjunction with the fund's prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. Investors can get free copies of reports and the prospectus, request other information and discuss their questions about the fund by contacting the fund at the phone number above. The fund's financial statements which are included in the 1999 annual report to shareholders are incorporated by reference into this SAI.

                          -----------------------------
                                    CONTENTS

INVESTMENT OBJECTIVE AND POLICIES..............................................1
INVESTMENT RESTRICTIONS.......................................................26
CALCULATION OF PERFORMANCE DATA...............................................28
MANAGEMENT....................................................................29
SERVICE PLAN..................................................................34
PURCHASE AND REDEMPTION OF SHARES.............................................36
PORTFOLIO TRANSACTIONS........................................................36
DETERMINATION OF NET ASSET VALUE..............................................37
THE FUND AND ITS SHARES.......................................................38
TAXATION......................................................................39
ADDITIONAL INFORMATION........................................................43
EXPERTS AND FINANCIAL STATEMENTS..............................................44
APPENDIX......................................................................45

                        INVESTMENT OBJECTIVE AND POLICIES

      The prospectus describes the investment objective and policies of the fund. The following discussion supplements the description of the fund's investment policies in the prospectus.

      Adviser. Standish International Management Company, LLC ("SIMCO") is the investment adviser to fund. SIMCO is sometimes referred to in this SAI as the "adviser."

      Suitability. The fund is not intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding the fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the fund.

      Credit Quality. Investment grade securities are those that are rated at Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group ("Standard & Poors"), Duff and Phelps ("Duff") or Fitch IBCA International ("Fitch") or, if unrated, determined by the adviser to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by Standard & Poor's, Duff or Fitch).

      Securities rated Baa or P-2 by Moody's or BBB, A-2 or Duff-2 by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

      Fixed income securities rated Ba and below by Moody's or BB and below by Standard & Poor's, Duff or Fitch, if unrated, determined by the adviser to be of comparable credit quality are considered below investment grade obligations. Below investment grade securities, commonly referred to as "junk bonds," carry a higher degree of risk than medium grade securities and are considered speculative by the rating agencies. To the extent the fund invests in medium grade or non-investment grade fixed income securities, the adviser attempts to select those fixed income securities that have the potential for upgrade.

      If a security is rated differently by two or more rating agencies, the adviser uses the highest rating to compute the fund's credit quality and also to determine the security's rating category. In the case of unrated sovereign and subnational debt of foreign countries, the adviser may take into account, but will not rely entirely on, the ratings assigned to the issuers of such securities. If the rating of a security held by the fund is downgraded below the minimum rating required for the fund, the adviser will determine whether to retain that security in the fund's portfolio.

      Maturity and Duration. The fund generally invests in securities with final maturities, average lives or interest rate reset frequencies of 15 years or less. However, the fund may purchase individual securities with effective maturities that are outside of these ranges. The effective maturity of an individual portfolio security in which the fund invests is defined as the period remaining until the earliest date when the fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, securities, such as mortgage-backed securities, may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to the fund than was anticipated at the time the securities were purchased. The fund's reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the fund.

      Duration of an individual portfolio security is a measure of the security's price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, the fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. The fund may use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including the acquisition of debt obligations at a premium or discount, and the use of mortgage swaps and interest rate swaps, caps, floors and collars.

      Securities. The fund invests primarily in all types of fixed income securities. In addition, the fund may purchase shares of other investment companies and real estate investment trusts ("REITs"). The fund may also enter into repurchase agreements and forward dollar roll transactions, may purchase zero coupon and deferred payment securities and may buy securities on a when-issued or delayed delivery basis. Please refer to the fund's specific investment objective and policies and "Description of Securities and Related Risks" for a more comprehensive list of permissible securities and investments.

      Additional Investment Information. Under normal market conditions, the fund invests at least 65% of its total assets in fixed income securities of foreign governments or their political subdivisions and companies located in foreign countries.

      Country Selection. Under normal market conditions, the fund's assets are invested in securities of issuers located in at least five countries, not including the United States. The fund may invest a substantial portion of its assets in one or more of those five countries. The fund may also invest up to 10% of its total assets in emerging markets generally and may invest up to 3% of its total assets in any one emerging market.

      Credit Quality. The fund invests primarily in investment grade fixed income securities. The fund may, however, invest up to 15% of its total assets in securities rated Ba or below by Moody's or BB or below by Standard and Poor's, Duff or Fitch, or, if not rated, judged by SIMCO to be of equivalent credit quality. The average dollar-weighted credit quality of the fund's portfolio is expected to be in the range of A to Aa according to Moody's or A to AA according to Standard & Poor's, Duff or FitchIBCA.

Description of Securities and Related Risks

General Risks of Investing

      The prospectus discusses the principal risk of investing in the fund. The following discussion provides additional information on the risks associated with an investment in the fund. The fund invests primarily in fixed income securities and is subject to risks associated with investments in such securities. These risks include interest rate risk, default risk and call and extension risk. The fund is also subject to risks associated with direct investments in foreign securities as described under the "Specific Risks" section.

      Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

      Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing the fund to sustain losses on such investments. A default could impact both interest and principal payments.

      Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and the fund will suffer from the inability to invest in higher yield securities.

      Specific Risks

      The following sections include descriptions of specific risks that are associated with the fund's purchase of a particular type of security or the utilization of a specific investment technique.

      Corporate Debt Obligations. The fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and companies, including obligations of industrial, utility, banking and other financial issuers. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

      U.S. Government Securities. The fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("GNMA")), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association ("SLMA")), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC")), or (d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently ("STRIPs").

      Foreign Securities. Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the exchange rate for the currency in which the fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

      Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of fund or other assets, political or social instability or diplomatic developments which could affect investments in those countries.

      Investing in Emerging Markets. Although the fund invests primarily in securities of established issuers based in developed foreign countries, the fund may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Latin and South America, the Mediterranean and Africa. The fund may invest up to 10% of its total assets in issuers located in emerging markets generally, with a limit of 3% of total assets invested in issuers located in any one emerging market. These limitations do not apply to investments denominated or quoted in the euro.

      The fund may also invest in currencies of such countries and may engage in strategic transactions in the markets of such countries. Investing in the securities of emerging market countries involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. These risks may be related to (i) restrictions on foreign investment and repatriation of capital;
(ii) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of the emerging market countries compared to the U.S. securities markets; (iii) economic, political and social factors; and (iv) foreign exchange matters such as fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The fund's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the fund, the adviser and its affiliates and their respective clients and other service providers. The fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on the fund's performance and may adversely affect the liquidity of the fund's investment to the extent that it invest certain emerging market countries.

      Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit the fund's investment in certain emerging market countries, require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In certain countries, the fund may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the fund. From time to time, the adviser may determine that investment and repatriation restrictions in certain emerging market countries negate the advantages of investing in such countries and the fund is not required to invest in any emerging market country.

      In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. The adviser may determine from time to time to invest in the securities of emerging market countries which may impose restrictions on foreign investment and repatriation that cannot currently be predicted. Due to restrictions on direct investment in equity securities in certain emerging market countries, such as Taiwan, the fund may invest only through investment funds in such emerging market countries.

      The repatriation of both investment income and capital from several emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the fund to the extent that they invest in emerging market countries.

      Market Characteristics. All of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange. Equity securities of most emerging market companies are generally less liquid and subject to greater price volatility than equity securities of U.S. companies of comparable size. Some of the stock exchanges in the emerging market countries are in the earliest stages of their development.

      Certain of the securities markets of emerging market countries are marked by high concentrations of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Even the market for relatively widely traded securities in the emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. The less liquid the market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the adviser to be appropriate. The risks associated with the liquidity of a market may be particularly acute in situations in which the fund's operations require cash, such as the need to meet redemption requests for its shares, to pay dividends and other distributions and to pay its expenses. To the extent that any emerging market country experiences rapid increases in its money supply and investment in equity securities is made for speculative purposes, the equity securities traded in any such country may trade at price-earnings ratios higher than those of comparable companies trading on securities markets in the United States. Such price-earnings ratios may not be sustainable.

      Settlement procedures in emerging market countries are less developed and reliable than those in the United States and in other developed markets, and the fund may experience settlement delays or other material difficulties. In addition, significant delays are common in registering transfers of securities, and the fund may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

      Brokerage commissions and other transactions costs on securities exchanges in emerging market countries are generally higher than in the United States. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies in emerging market countries than exists in the United States. Brokers in emerging market countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

      Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market company may not reflect its financial position or results of operations in the same manner as financial statements for U.S. companies. Substantially less information may be publicly available about issuers in emerging market countries than is available about issuers in the United States.

      Economic, Political and Social Factors. Many emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt financial markets of emerging market countries and adversely affect the value of the fund's assets so invested.

      Few emerging market countries have fully democratic governments. Some governments in the region are authoritarian in nature or are influenced by armed forces which have been used to control civil unrest. During the course of the last 25 years, governments of certain emerging market countries have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Several emerging market countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurrections.

      The economies of most emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the emerging securities markets. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

      There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of the fund held in emerging market or other foreign countries. Governments in certain emerging market countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could have a significant adverse effect on market prices of securities and payment of dividends.

      Currency Risks. The U.S. dollar value of foreign securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the fund's assets quoted in those currencies. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets may restrict the free conversion of their currencies into other currencies. Any devaluations in the currencies in which the fund's securities are denominated may have a detrimental impact on the fund's net asset value except to the extent such foreign currency exposure is subject to hedging transactions. The fund may utilize various investment strategies to seek to minimize the currency risks described above. These strategies include the use of currency transactions such as currency forward and futures contracts, cross currency forward and futures contracts, currency swaps and currency options. The fund's use of currency transactions may expose it to risks independent of its securities positions. See "Strategic Transactions" within the "Investment Techniques and Related Risks" section for a discussion of the risks associated with such strategies.

      Economic and Monetary Union (EMU). EMU occurred on January 1, 1999, when 11 European countries adopted a single currency - the euro. For participating countries, EMU means sharing a single currency and single official interest rate and adhering to agreed upon limits on government borrowing. Budgetary decisions remain in the hands of each participating country, but are now subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate to maintain price stability within the euro zone.

      EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the fund's portfolios.

      Below Investment Grade Fixed Income Securities. The fund may invest up to 15% of its total assets in non-investment grade securities. Non-investment grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities or "junk bonds," may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the high yield markets generally and less secondary market liquidity.

      The amount of high yield, fixed income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

      The market values of high yield, fixed income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high yield bond market and investor perceptions regarding lower rated securities, whether or not based on the fund's fundamental analysis, may depress the prices for such securities.

      Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which the fund invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

      Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the fund's net asset value.

      The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.

      The secondary market for high yield, fixed-income securities is dominated by institutional investors, including mutual fund portfolios, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the fund's ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value. A less liquid secondary market also may make it more difficult for the fund to obtain precise valuations of the high yield securities in its portfolio.

      Proposed federal legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.

      Non-investment grade or high yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, the fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors. The fund may also incur additional expenses to the extent that either is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

      Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The adviser continually monitors the investments in the fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

      For the fiscal year ended December 31, 1999, the fund's investments, on an average dollar-weighted basis, calculated at the end of each month, had the following credit quality characteristics:

International Fixed Income Fund

         Investments                          Percentage
         -----------                          ----------
         U.S. Governmental securities               0%
         U.S. Government Agency securities        3.2%
         Corporate Bonds:
         Aaa or AAA                              49.2%
         Aa or AA                                20.2%
         A                                        5.3%
         Baa or BBB                              11.6%
         Ba or BB                                 6.6%
         B                                        3.7%
         Below B                                  0.2%
                                                ------
                                                100.0%
                                                ======

      Sovereign Debt Obligations. The fund may invest in sovereign debt obligations, which involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the fund's net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

      A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend fund to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

      Brady Bonds. The fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in OTC secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds.

      Obligations of Supranational Entities. The fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

      Eurodollar and Yankee Dollar Investments. The fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. The fund may invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

      Mortgage-Backed Securities. The fund may invest in privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. Government or any of its agencies, instrumentalities or sponsored enterprises, including, but not limited to, GNMA, FNMA or FHLMC. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgagors can generally prepay interest or principal on their mortgages whenever they choose. Therefore, mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. During periods of declining interest rates, prepayments can be expected to accelerate, and thus impair the fund's ability to reinvest the returns of principal at comparable yields. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities, increase the fund's exposure to rising interest rates and prevent the fund from taking advantage of such higher yields.

      GNMA securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, these enterprises have the ability to obtain financing from the U.S. Treasury. See the SAI for additional descriptions of GNMA, FNMA and FHLMC certificates.

      Multiple class securities include collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property and other permitted investments. The fund does not intend to purchase residual interests in REMICs.

      Stripped mortgage-backed securities ("SMBS") are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes; one that receives 100% of the interest payments and the other that receives 100% of the principal payments from a pool of mortgage loans. If the underlying mortgage loans experience prepayments of principal at a rate different from what was anticipated, the fund may fail to recoup fully its initial investment in these securities. Although the markets for SMBS and CMOs are increasingly liquid, certain SMBS and CMOs may not be readily marketable and will be considered illiquid for purposes of the fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

      Life of Mortgage-Related Obligations. The average life of mortgage-related obligations is likely to be substantially less than the stated maturities of the mortgages in the mortgage pools underlying such securities. Prepayments or refinancing of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested long before the maturity of the mortgages in the pool.

      As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of mortgage-related obligations. However, with respect to GNMA Certificates, statistics published by the FHA are normally used as an indicator of the expected average life of an issue. The actual life of a particular issue of GNMA Certificates, however, will depend on the coupon rate of the financing.

      GNMA Certificates. The Government National Mortgage Association ("GNMA") was established in 1968 when the Federal National Mortgage Association ("FNMA") was separated into two organizations, GNMA and FNMA. GNMA is a wholly owned government corporation within the Department of Housing and Urban Development. GNMA developed the first mortgage-backed pass-through instruments in 1970 for Farmers Home Administration-FHMA- insured, Federal Housing

Administration-FHA-insured and for Veterans Administration-or VA-guaranteed mortgages ("government mortgages").

      GNMA purchases government mortgages and occasionally conventional mortgages to support the housing market. GNMA is known primarily, however, for its role as guarantor of pass-through securities collateralized by government mortgages. Under the GNMA securities guarantee program, government mortgages that are pooled must be less than one year old by the date GNMA issues its commitment. Loans in a single pool must be of the same type in terms of interest rate and maturity. The minimum size of a pool is $1 million for single-family mortgages and $500,000 for manufactured housing and project loans.

      Under the GNMA II program, loans with different interest rates can be included in a single pool and mortgages originated by more than one lender can be assembled in a pool. In addition, loans made by a single lender can be packaged in a custom pool (a pool containing loans with specific characteristics or requirements).

      GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a pool of mortgages insured by FHA or FHMA, or guaranteed by VA. The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

      Yield Characteristics of GNMA Certificates. The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed, FHMA-insured or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 0.06% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44% for assembling the mortgage pool and for passing through monthly payments of interest and principal to GNMA Certificate holders.

      The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for several reasons. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is paid monthly, rather than semi-annually as with traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates. Finally, the actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the GNMA Certificate. If mortgagors prepay their mortgages, the principal returned to GNMA Certificate holders may be reinvested at higher or lower rates.

      Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the GNMA Certificate's coupon rate and the prepayment experience of the pools of mortgages backing each GNMA Certificate.

      FHLMC Participation Certificates. The Federal Home Loan Mortgage Corporation ("FHLMC") was created by the Emergency Home Finance Act of 1970. It is a private corporation, initially capitalized by the Federal Home Loan Bank System, charged with supporting the mortgage lending activities of savings and loan associations by providing an active secondary market for conventional mortgages. To finance its mortgage purchases, FHLMC issues FHLMC Participation Certificates and Collateralized Mortgage Obligations ("CMOs").

      Participation Certificates represent an undivided interest in a pool of mortgage loans. FHLMC purchases whole loans or participations on 30-year and 15-year fixed-rate mortgages, adjustable-rate mortgages ("ARMs") and home improvement loans. Under certain programs, it will also purchase FHA and VA mortgages.

      Loans pooled for FHLMC must have a minimum coupon rate equal to the Participation Certificate rate specified at delivery, plus a required spread for the corporation and a minimum servicing fee, generally 0.375% (37.5 basis points). The maximum coupon rate on loans is 2% (200 basis points) in excess of the minimum eligible coupon rate for Participation Certificates. FHLMC requires a minimum commitment of $1 million in mortgages but imposes no maximum amount. Negotiated deals require a minimum commitment of $10 million. FHLMC guarantees timely payment of the interest and the ultimate payment of principal of its Participation Certificates. This guarantee is backed by reserves set aside to protect against losses due to default. The FHLMC CMO is divided into varying maturities with prepayment set specifically for holders of the shorter term securities. The CMO is designed to respond to investor concerns about early repayment of mortgages.

      FHLMC's CMOs are general obligations, and FHLMC will be required to use its general funds to make principal and interest payments on CMOs if payments generated by the underlying pool of mortgages are insufficient to pay principal and interest on the CMO.

      A CMO is a cash-flow bond in which mortgage payments from underlying mortgage pools pay principal and interest to CMO bondholders. The CMO is structured to address two major shortcomings associated with traditional pass-through securities: payment frequency and prepayment risk. Traditional pass-through securities pay interest and amortized principal on a monthly basis whereas CMOs normally pay principal and interest semi-annually. In addition, mortgage-backed securities carry the risk that individual mortgagors in the mortgage pool may exercise their prepayment privileges, leading to irregular cash flow and uncertain average lives, durations and yields.

      A typical CMO structure contains four tranches, which are generally referred to as classes A, B, C and Z. Each tranche is identified by its coupon and maturity. The first three classes are usually current interest-bearing bonds paying interest on a quarterly or semi-annual basis, while the fourth, Class Z, is an accrual bond. Amortized principal payments and prepayments from the underlying mortgage collateral redeem principal of the CMO sequentially; payments from the mortgages first redeem principal on the Class A bonds. When principal of the Class A bonds has been redeemed, the payments then redeem principal on the Class B bonds. This pattern of using principal payments to redeem each bond sequentially continues until the Class C bonds have been retired. At this point, Class Z bonds begin paying interest and amortized principal on their accrued value.

      The final tranche of a CMO is usually a deferred interest bond, commonly referred to as the Z bond. This bond accrues interest at its coupon rate but does not pay this interest until all previous tranches have been fully retired. While earlier classes remain outstanding, interest accrued on the Z bond is compounded and added to the outstanding principal. The deferred interest period ends when all previous tranches are retired, at which point the Z bond pays periodic interest and principal until it matures. The adviser would purchase a Z bond for the fund if it expected interest rates to decline.

      FNMA Securities. FNMA was created by the National Housing Act of 1938. In 1968, the agency was separated into two organizations, GNMA to support a secondary market for government mortgages and FNMA to act as a private corporation supporting the housing market.

      FNMA pools may contain fixed-rate conventional loans on one-to-four-family properties. Seasoned FHA and VA loans, as well as conventional growing equity mortgages, are eligible for separate pools. FNMA will consider other types of loans for securities pooling on a negotiated basis. A single pool may include mortgages with different loan-to-value ratios and interest rates, though rates may not vary beyond two percentage points.

      Privately-Issued Mortgage Loan Pools. Savings associations, commercial banks and investment bankers issue pass-through securities secured by a pool of mortgages.

      Generally, only conventional mortgages on single-family properties are included in private issues, though seasoned loans and variable rate mortgages are sometimes included. Private placements allow purchasers to negotiate terms of transactions. Maximum amounts for individual loans may exceed the loan limit set for government agency purchases. Pool size may vary, but the minimum is usually $20 million for public offerings and $10 million for private placements.

      Privately-issued mortgage-related obligations do not carry government or quasi-government guarantees. Rather, mortgage pool insurance generally is used to insure against credit losses that may occur in the mortgage pool. Pool insurance protects against credit losses to the extent of the coverage in force. Each mortgage, regardless of original loan-to-value ratio, is insured to 100% of principal, interest and other expenses, to a total aggregate loss limit stated on the policy. The aggregate loss limit of the policy generally is 5% to 7% of the original aggregate principal of the mortgages included in the pool.

      In addition to the insurance coverage to protect against defaults on the underlying mortgages, mortgage-backed securities can be protected against the nonperformance or poor performance of servicers. Performance bonding of obligations such as those of the servicers under the origination, servicing or other contractual agreement will protect the value of the pool of insured mortgages and enhance the marketability.

      The rating received by a mortgage security will be a major factor in its marketability. For public issues, a rating is always required, but it may be optional for private placements depending on the demands of the marketplace and investors. Before rating an issue, a rating agency such as Standard & Poor's or Moody's will consider several factors, including: the creditworthiness of the issuer; the issuer's track record as an originator and servicer; the type, term and characteristics of the mortgages, as well as loan-to-value ratio and loan amounts; the insurer and the level of mortgage insurance and hazard insurance provided. Where an equity reserve account or letter of credit is offered, the rating agency will also examine the adequacy of the reserve and the strength of the issuer of the letter of credit.

      Asset-Backed Securities. The fund may invest in asset-backed securities. The principal and interest payments on asset-backed securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Such asset pools are securitized through the use of special purpose trusts or corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guaranty or insurance. Like mortgage-backed securities, asset-backed securities are subject to more rapid prepayment of principal than indicated by their stated maturity which may greatly increase price and yield volatility. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets and there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

      Convertible Securities. The fund may invest in convertible securities consisting of bonds, notes, debentures and preferred stocks. Convertible debt securities and preferred stock acquired by the fund entitle the fund to exchange such instruments for common stock of the issuer at a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with debt obligations and to the stock market risk associated with equity securities.

      Warrants. Warrants acquired by the fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. The fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration dates.

      Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

      Investments in Other Investment Companies. The fund is permitted to invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. The fund may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, World Equity Benchmark Series ("WEBS") are exchange traded shares of open-end investment companies designed to replicate the composition and performance of publicly traded issuers in particular countries. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

      Real Estate Investment Trusts. The fund may invest in REITs. REITs are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Code.

      Inverse Floating Rate Securities. The fund may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

      Zero Coupon and Deferred Payment Securities. The fund may invest in zero coupon and deferred payment securities. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. The fund is required to accrue income with respect to these securities prior to the receipt of cash payments. Because the fund will distribute this accrued income to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the fund will have fewer assets with which to purchase income producing securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon and deferred payment securities may be subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

      Structured or Hybrid Notes. The fund may invest in structured or hybrid notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the fund to gain exposure to the benchmark asset while fixing the maximum loss that it may experience in the event that the security does not perform as expected. Depending on the terms of the note, the fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the fund's loss cannot exceed this foregone interest and/or principal. In addition to the risks associated with a direct investment in the benchmark asset, investments in structured and hybrid notes involve the risk that the issuer or counterparty to the obligation will fail to perform its contractual obligations. Certain structured or hybrid notes may also be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the benchmark asset is a multiple of the change in the reference price. Leverage enhances the price volatility of the security and, therefore, the fund's net asset value. Further, certain structured or hybrid notes may be illiquid for purposes of the fund's limitations on investments in illiquid securities. The fund has no limit on investments in structured or hybrid notes. However, it is expected that not more than 5% of the fund's net assets will be at risk as a result of such investments.

      Tax-Exempt Securities. The fund is managed without regard to potential tax consequences. The fund's distributions of interest earned from these investments will be taxable.

Investment Techniques and Related Risks

      Strategic Transactions. The fund may, but is not required to, utilize various investment strategies to seek to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific fixed income market movements), to manage the effective maturity or duration of fixed-equity securities, or to seek to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the fund may change over time as new instruments and strategies are developed or regulatory changes occur.

      In the course of pursuing its investment objectives, the fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, cross-currency future contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for the fund's portfolios resulting from securities markets, or currency exchange rate fluctuations, to seek to protect the fund's unrealized gains in the value of their portfolio securities, to facilitate the sale of such securities for investment purposes, to seek to manage effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes. The fund will attempt to limit net loss exposure from Strategic Transaction entered into for non-hedging purposes to not more than 3% of net assets at any one time. To the extent necessary, the fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the adviser believes that short-term interest rates as indicated in the forward yield curve are too high, the fund may take a short position in a near-term Eurodollar futures contract and a long position in a longer-dated Eurodollar futures contract. Under such circumstances, any unrealized loss in the near-term Eurodollar futures position would be netted against any unrealized gain in the longer-dated Eurodollar futures position (and vice versa) for purposes of calculating the fund's net loss exposure.

      The ability of the fund to utilize Strategic Transactions successfully will depend on the adviser's ability to predict pertinent market and interest rate movements, which cannot be assured. The fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The fund's activities involving Strategic Transactions may be limited in order to allow the applicable fund to satisfy the requirements of Subchapter M of the Code for qualification as a regulated investment company.

      Risks of Strategic Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the adviser's view as to certain market or interest rate movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The use of currency transactions can result in the fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. The writing of options could significantly increase the fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, the fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes. Futures markets are highly volatile and the use of futures may increase the volatility of the fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

      General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the fund's assets in special accounts, as described below under "Use of Segregated Accounts."

      A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. The fund may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The fund is authorized to purchase and sell exchange listed options and OTC options. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

      With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is in-the-money (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      The fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The fund will generally sell (write) OTC options that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. OTC options purchased by the fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are subject to the fund's restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Boards of

Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The fund expects generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

      Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The fund will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poors or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or the debt of which is determined to be of equivalent credit quality by the adviser.

      If the fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale (writing) of put options can also provide income.

      The fund may purchase and sell (write) call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, asset backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the fund must be covered (i.e., the fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. In addition, the fund may cover a written call option or put option by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position. Even though the fund will receive the option premium to help offset any loss, the fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call sold by the fund also exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

      The fund may purchase and sell (write) put options on securities including U.S. Treasury and agency securities, mortgage backed securities, asset backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. The fund will not sell put options if, as a result, more than 50% of the fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the fund may be required to buy the underlying security at a price above the market price.

      Options on Securities Indices and Other Financial Indices. The fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, the fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.

      General Characteristics of Futures. The fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or on certain foreign exchanges.

      The sale of futures contracts creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by the fund, as purchaser to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position, if the option is exercised.

      The fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the CFTC relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that the fund may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CFTC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount that the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of the fund's portfolio, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires the fund to deposit, with its custodian for the benefit of a futures commission merchant, or directly with the futures commission merchant, as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

      Currency Transactions. The fund may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The fund may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by Standard & Poors or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the adviser.

      The fund's transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund or the fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

      The fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to non-hedging transactions or proxy hedging as described below.

      The fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the fund has or in which the fund expects to have portfolio exposure. For example, a fund may hold a South Korean government bond and the adviser may believe that the Korean won will deteriorate against the Japanese yen. The fund would sell Korean won to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Korean won, although it would expose the fund to declines in the value of the Japanese yen relative to the U.S. dollar.

      To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of the fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the portfolio securities denominated in linked currencies. For example, if the adviser considers that the Korean won is linked to the Japanese yen, and a portfolio contains securities denominated in won and the adviser believes that the value of won will decline against the U.S. dollar, the adviser may enter into a contract to sell yen and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. If the fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

      Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the fund if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges they have entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

      Combined Transactions. The fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the adviser, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

      Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The fund expect to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of the fund's portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the fund anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, the fund will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic Transactions entered into for such purposes. The fund will attempt to limit net loss exposure from Strategic Transactions entered into for non-hedging purposes to not more than 3% of net assets.

      The fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

      The fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument) with the fund receiving or paying, as the case may be, only the net amount of the two payments. The fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by Standard & Poors or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the adviser. If there is a default by the Counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of the fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees of the Trust have adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Boards of Trustees, however, retain oversight focusing on factors such as valuation, liquidity and availability of information and are ultimately responsible for such determinations. The Staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to the fund's limitation on investing in illiquid securities.

      Risks of Strategic Transactions Outside the United States. The fund may use strategic transactions to seek to hedge against currency exchange rate risks. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in the fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

      Use of Segregated Accounts. The fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. The fund will cover Strategic Transactions as required by interpretive positions of the SEC. The fund will not enter into Strategic Transactions that expose the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. The fund may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other liquid assets on the fund's records or in a segregated account in the amount prescribed. If the market value of these securities declines or the fund's obligation on the underlying Strategic Transaction increases, additional cash or liquid securities will be segregated daily so that the aggregate market value of the segregated securities is at least equal to the amount of the fund's obligations on the underlying Strategic Transactions. Segregated assets would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

      "When-Issued," "Delayed Delivery" and "Forward Commitment" Securities. The fund may invest up to 25% of its net assets in securities purchased on a when-issued or delayed delivery basis. Delivery and payment for securities purchased on a when-issued or delayed delivery basis will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time that the fund enters into the commitment, but interest will not accrue to the fund until delivery of and payment for the securities. Although the fund will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, the fund may sell the securities before the settlement date if deemed advisable by the adviser.

      Unless the fund has entered into an offsetting agreement to sell the securities purchased on a when-issued or forward commitment basis, the fund will segregate, on its records or with its custodian, cash or liquid obligations with a market value at least equal to the amount of the fund's commitment. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities is at least equal to the amount of the fund's commitment.

      Securities purchased on a "when-issued," "delayed delivery" or "forward commitment" basis may have a market value on delivery which is less than the amount paid by the fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued," "delayed delivery" and "forward commitment" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise.

      Repurchase Agreements. The fund may invest up to 25% of its net assets in repurchase agreements. A repurchase agreement is an agreement under which the fund acquires money market instruments (generally U.S. Government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the fund and is unrelated to the interest rate on the instruments. The instruments acquired by the fund (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the fund's custodian bank until they are repurchased. In evaluating whether to enter into a repurchase agreement, the adviser will carefully consider the creditworthiness of the seller pursuant to procedures reviewed and approved by the Board of Trustees of the Trust.

      The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by the fund at a time when their market value has declined, the fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by the fund are collateral for a loan by the fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that the fund may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

      Forward Roll Transactions. To seek to enhance current income, the fund may invest up to 10% of its net assets in forward roll transactions involving mortgage-backed securities. In a forward roll transaction, the fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower price, will generate income and gain for the fund which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of those securities. At the time that the fund enters into a forward roll transaction, it will place cash or liquid assets in a segregated account that is marked to market daily having a value equal to the repurchase price (including accrued interest).

      Leverage. The use of forward roll transactions and reverse repurchase agreements involves leverage. Leverage allows any investment gains made with the additional monies received (in excess of the costs of the forward roll transaction or reverse repurchase agreement) to increase the net asset value of the fund faster than would otherwise be the case. On the other hand, if the additional monies received are invested in ways that do not fully recover the costs of such transactions to the fund, the net asset value of the fund would fall faster than would otherwise be the case.

      Short Sales. The fund may engage in short sales and short sales against the box. In a short sale, the fund sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale against the box, the fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the fund delivers the security (or an identical security) to cover the short position. The fund receives the net proceeds from the short sale. When the fund enters into a short sale other than against the box, the fund must first borrow the security to make delivery to the buyer and must segregate cash or liquid assets on its records or in a segregated account with the fund's custodian that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the fund net assets

      Restricted and Illiquid Securities. The fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain SMBS, swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

      The Boards of Trustees have adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Boards of Trustees, however, retain oversight and are ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

      Money Market Instruments and Repurchase Agreements. Money market instruments include short-term U.S. and foreign Government securities, commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.

      U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. Government which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the U.S. Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.

      The fund may invest in commercial paper rated P-1 by Moody's or A-1 by Standard & Poors or Duff-1 by Duff, which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, judged by the adviser to be of equivalent quality to the securities so rated. In determining whether securities are of equivalent quality, the adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

      Temporary Defensive Investments. The fund may maintain cash balances and purchase money market instruments for cash management and liquidity purposes. The fund may adopt a temporary defensive position during adverse market conditions by investing without limit in high quality money market instruments, including short-term U.S. Government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper, floating-rate notes and repurchase agreements.

      Portfolio Turnover. It is not the policy of the fund to purchase or sell securities for trading purposes. However, the fund places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held. The fund may therefore generally change its portfolio investments at any time in accordance with the adviser's appraisal of factors affecting any particular issuer or market, or the economy in general. A rate of turnover of 100% would occur if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities). A high rate of portfolio turnover (100% or more) involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by the fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, distributions of which are taxable to the fund's shareholders as ordinary income.

      Portfolio Diversification and Concentration. The fund is non-diversified which means that it may, with respect to up to 50% of its total assets, invest more than 5% of its total assets in the securities of a single issuer. Investing a significant amount of the fund's assets in the securities of a small number of foreign issuers will cause the fund's net asset value to be more sensitive to events affecting those issuers. The fund's policies concerning diversification and concentration are fundamental and may not be changed without shareholder approval.

                             INVESTMENT RESTRICTIONS

      The fund has adopted the following fundamental policies. The fund's fundamental policies cannot be changed unless the change is approved by the "vote of a majority of the outstanding voting securities" of the fund, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the fund.

      As a matter of fundamental policy, the International Fixed Income Fund may not:

1. Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

2. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets.

3. Lend portfolio securities, except that the fund may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower) and may enter into repurchase agreements with respect to 25% of the value of its net assets.

4. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to debt securities issued or guaranteed by the United States government or its agencies or instrumentalities.

5. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

6. Purchase real estate or real estate mortgage loans, although the fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

7. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

8. Purchase or sell commodities or commodity contracts except that the fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

      The following restrictions are not fundamental policies and may be changed by the Trustees without shareholder approval, in accordance with applicable laws, regulations or regulatory policy. The fund may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase securities of any other investment company except to the extent permitted by the 1940 Act.

c.    Invest more than 15% of its net assets in securities which are illiquid.

d. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

                         CALCULATION OF PERFORMANCE DATA

      As indicated in the prospectus, the fund may, from time to time, advertise certain total return and yield information. The average annual total return of the fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the fund's average annual total return ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)n=ERV.

      The fund's yield is computed by dividing the net investment income per share earned during a base period of 30 days, or one month, by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the fund, all recurring fees that are charged to all shareholder accounts and any non-recurring charges for the period stated. In particular, yield is determined according to the following formula:

                          Yield = 2[(A - B + 1)^6 - 1]
                                     -----
                                       CD

      Where:

      A=interest earned during the period; B=net expenses accrued for the period; C=the average daily number of shares outstanding during the period that were entitled to receive dividends; D=the maximum offering price per share (net asset value) on the last day of the period.

      The fund may also quote non-standardized yield, such as yield-to-maturity ("YTM"). YTM represents the rate of return an investor will receive if a long-term, interest bearing investment, such as a bond, is held to its maturity date. YTM does not take into account purchase price, redemption value, time to maturity, coupon yield and the time between interest payments.

      With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the fund account for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period.

      In addition, the fund may elect (i) to amortize the discount or premium remaining on a security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or
(ii) not to amortize the discount or premium remaining on a security.

      The fund's average annual total return for the one-, five- and ten-year (or life-of-fund, if shorter) periods ended December 31, 1999 and average annualized yield for the 30-day period ended December 31, 1999 were as follows:

                           Average Annual Total Return

Fund                                  1-Year       5-Year      10-Year     Yield
----                                  ------       ------      -------     -----
International Fixed Income Fund(1,2)   0.54%       10.52%      9.60%(3)     N/A

---------------------------
(1) International Fixed Income Fund Service Class has not yet commenced operations.
(2) Because the International Fixed Income Fund has not yet commenced operations, the average annual total return quotations for the one, five, ten year and life-of-fund periods include the performance record of its corresponding Institutional Class adjusted to reflect the imposition of service fees at the rate of 0.25% of average daily net assets. The adjustment is made by reducing the corresponding International Fixed Income Fund Service Class's performance record for rolling one month periods by .020833% (the fraction of the .25% service fee paid monthly) and then aggregating those performance results for the appropriate one, five, ten or life of fund period.
(3) The Institutional Class of the International Fixed Income Fund commenced operations on January 3, 1991.

      These performance quotations should not be considered as representative of the fund's performance for any specified period in the future.

      These performance quotations should not be considered as representative of the fund's performance for any specified period in the future. The fund's performance may be compared in sales literature and advertisements to the performance of other mutual funds and separately managed discretionary accounts (including private investment companies) having similar objectives or to standardized indices or other measures of investment performance. The fund may compare its performance to the J.P. Morgan Non-U.S. Government Bond Index, which is generally considered to be representative of unmanaged government bonds in foreign market, and the Lehman Brothers Aggregate Index, which is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Yankee Bond Index, and is generally considered to be representative of all unmanaged, domestic, dollar denominated fixed rate investment grade bonds.

      Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                   MANAGEMENT

Trustees and Officers of the Trust

      The Board of Trustees has established the investment objective and policies which govern the fund's operation. The Board has appointed officers of the Trust who conduct the day-to-day business of the fund. The Board, however, remains responsible for ensuring that the fund is operating consistently according to its objective and policies and requirements of the federal securities laws. The trustees and executive officers of the Trust are listed below. All executive officers of the Trust are affiliates of Standish, Ayer & Wood, Inc. ("Standish").

                                                                       Principal Occupation
Name, Address and Date of Birth      Position Held With Trust           During Past 5 Years
----------------------------------------------------------------------------------------------------
*D. Barr Clayson, 7/29/35                Trustee and Vice               Managing Director,
c/o Standish, Ayer & Wood, Inc.              President             Standish, Ayer & Wood, Inc.;
One Financial Center                                              Chairman and Director, Standish
Boston, MA  02111                                                International Management Company,
                                                                                LLC

Samuel C. Fleming, 9/30/40                    Trustee                  Chairman of the Board
c/o Decision Resources, Inc.                                       and Chief Executive Officer,
1100 Winter Street                                                   Decision Resources, Inc.;
Waltham, MA  02451                                                 Trustee, Cornell University;
                                                                     Director, CareGroup Inc.

Benjamin M. Friedman, 8/5/44                  Trustee                  William Joseph Maier,
c/o Harvard University                                            Professor of Political Economy,
Cambridge, MA  02138                                                    Harvard University

John H. Hewitt, 4/11/35                       Trustee            Trustee, The Peabody Foundation;
P.O. Box 233                                                       Trustee, Mertens House, Inc.
New London, NH  03257

*Edward H. Ladd, 1/3/38                  Trustee and Vice            Chairman of the Board and
c/o Standish, Ayer & Wood, Inc.              President           Managing Director, Standish, Ayer
One Financial Center                                                       & Wood, Inc.;
Boston, MA  02111                                               Director of Standish International
                                                                      Management Company, LLC

Caleb Loring III, 11/14/43                    Trustee            Trustee, Essex Street Associates
c/o Essex Street Associates                                      (family investment trust office);
400 Essex Street                                                Director, Holyoke Mutual Insurance
Beverly, MA  01915                                               Company; Director, Carter Family
                                                                    Corporation; Board Member,
                                                                    Gordon-Conwell Theological
                                                                Seminary; Chairman of the Advisory
                                                                 Board, Salvation Army; Chairman,
                                                                        Vision New England

*Richard S. Wood, 5/21/54              President and Trustee     Managing Director, Standish, Ayer
c/o Standish, Ayer & Wood, Inc.                                            & Wood, Inc.;
One Financial Center                                               Executive Vice President and
Boston, MA  02111                                                Director, Standish International
                                                                      Management Company, LLC

James E. Hollis III, 11/21/48        Executive Vice President    Director, Standish, Ayer & Wood,
c/o Standish, Ayer & Wood, Inc.                                                Inc.
One Financial Center
Boston, MA  02111

                                                                       Principal Occupation
Name, Address and Date of Birth      Position Held With Trust           During Past 5 Years
----------------------------------------------------------------------------------------------------
Anne P. Herrmann, 1/26/56               Vice President and         Assistant Vice President and
c/o Standish, Ayer & Wood, Inc.              Secretary              Senior Fund Administration
One Financial Center                                              Manager, Standish, Ayer & Wood,
Boston, MA  02111                                                              Inc.

Paul G. Martins, 3/10/56                Vice President and          Vice President of Finance,
c/o Standish, Ayer & Wood, Inc.              Treasurer           Standish, Ayer & Wood, Inc. since
One Financial Center                                            October 1996; formerly Senior Vice
Boston, MA  02111                                                 President, Treasurer and Chief
                                                                   Financial Officer of Liberty
                                                                       Financial Bank Group

Beverly E. Banfield, 7/6/56               Vice President         Associate Director and Compliance
c/o Standish, Ayer & Wood, Inc.                                   Officer, Standish, Ayer & Wood,
One Financial Center                                                           Inc.
Boston, MA  02111

Denise B. Kneeland, 8/19/51               Vice President        Vice President and Manager, Mutual
c/o Standish, Ayer & Wood, Inc.                                          Funds Operations,
One Financial Center                                                Standish, Ayer & Wood, Inc.
Boston, MA  02111

Tami M. Pester, 10/29/67                  Vice President             Assistant Vice President,
c/o Standish, Ayer & Wood, Inc.                                  Assistant Compliance Manager and
One Financial Center                                            Compliance Officer, Standish, Ayer
Boston, MA  02111                                                    & Wood, Inc. since 1998;
                                                                 Compliance Officer, State Street
                                                                          Global Advisors

Rosalind J. Lillo, 2/6/38                 Vice President            Broker/Dealer Administrator
c/o Standish, Ayer & Wood, Inc.                                  Standish, Ayer & Wood, Inc. since
One Financial Center                                             October 1995; formerly Compliance
Boston, MA  02111                                                   Administrator, New England
                                                                         Securities Corp.

Deborah Rafferty-Maple, 1/4/69            Vice President             Assistant Vice President,
c/o Standish, Ayer & Wood, Inc.                                  Financial Planner and Registered
One Financial Center                                               Investment Networks Marketing
Boston, MA  02111                                                 Manager, Standish, Ayer & Wood,
                                                                               Inc.
Lisa Kane, 6/25/70                        Vice President           Client Service Professional,
c/o Standish, Ayer & Wood, Inc.                                     Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA  02111

Steven M. Anderson, 7/14/65               Vice President             Mutual Funds Controller,
c/o Standish, Ayer & Wood, Inc.                                  Standish, Ayer & Wood, Inc. since
One Financial Center                                             April, 1998; formerly Independent
Boston, MA  02111                                                   Consultant for Banking and
                                                                        Financial Services

      * Indicates that trustee is an interested person of the Trust for purposes of the 1940 Act.

Compensation of Trustees and Officers

      Trust does not pay compensation to the trustees of the Trust that are affiliated with Standish or to the Trust's officers. None of the trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the fund's shares) with the Trust or the adviser during the year ended December 31, 1999, except that certain trustees and officers who are directors and shareholders of Standish, may from time to time, purchase additional shares of common stock of Standish.

      The following table sets forth all compensation paid to the Trust's trustees as of the fund's fiscal years ended December 31, 1999:

                      Aggregate Compensation from the Fund

                     International   Pension or Retirement    Total Compensation
                         Fixed        Benefits Accrued as      from Fund & Other
Name of Trustee       Income Fund    Part of Fund's Expense    Funds in Complex*
--------------------------------------------------------------------------------
D. Barr Clayson            $0                  $0                      $0
Samuel C. Fleming          $0                  $0                   $57,000
Benjam M. Friedman         $0                  $0                   $57,000
John H. Hewitt             $0                  $0                   $62,000
Edward H. Ladd             $0                  $0                      $0
Caleb Loring, III          $0                  $0                   $57,000
Richard S. Wood            $0                  $0                      $0

      * As of the date of this Statement of Additional Information there were 24 funds in the fund complex.

Certain Shareholders

      At April 14, 2000, trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the fund. Also at that date, no person owned beneficially or of record 5% or more of the then outstanding shares of the fund except:

                                                  Percentage of
Name and Address                                  Outstanding Shares
--------------------------------------------------------------------------------
Bell Atlantic Master Trust                        29.94%(1)
Boston & Co.
P. O. Box 3198
Pittsburgh, PA  15230

      (1)Institutional Class

Investment Adviser

      SIMCO serves as investment adviser to the fund pursuant to an investment advisory agreement. SIMCO was organized as a Delaware limited partnership in 1991 and converted to a Delaware limited liability company in 1999. SIMCO, a registered investment adviser under the Investment Advisers Act of 1940, is a wholly owned subsidiary of Standish.

      The following, constituting all of the Directors and all of the shareholders of Standish, are Standish controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, David H. Cameron, Karen K. Chandor, D. Barr Clayson, Lavina B. Chase, W. Charles Cook, Joseph M. Corrado, Richard C. Doll, Dolores S. Driscoll, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence A. Manchester, George W. Noyes, Arthur H. Parker, Catherine A. Powers, Howard B. Rubin, Austin C. Smith, Thomas P. Sorbo, David C. Stuehr, Ralph S. Tate, Michael W. Thompson and Richard S. Wood.

      Subject to the supervision and direction of the trustees of the Trust, the adviser recommends investment decisions, places orders to purchase and sell securities and permits the fund to use the name "Standish." In addition to those services, the adviser provides the fund with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. Under the investment advisory agreement, the adviser is paid a fee based upon a percentage of the fund's average daily net asset value computed as set forth below. The advisory fees are payable monthly.

                                         Contractual Advisory Fee Rate (as a
      Fund                               percentage of average daily net assets)
      -------------------------------    ---------------------------------------
      International Fixed Income Fund    0.40%

      During the last three fiscal years ended December 31, the fund paid advisory fees in the following amounts:

Fund                                        1997         1998          1999
----                                        ----         ----          ----

International Fixed Income Fund          $4,012,641    5,359,632     5,348,212

      Pursuant to the investment advisory agreement the fund bears expenses of its operations other than those incurred by the adviser pursuant to the investment advisory agreement. Among other expenses, the fund will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and trustees' fees and expenses.

      Unless terminated as provided below, the investment advisory agreement continues in full force and effect from year to year but only so long as each such continuance is approved annually (i) by either the trustees of the Trust or by the "vote of a majority of the outstanding voting securities" of the fund and, in either event (ii) by vote of a majority of the trustees of the Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the trustees of the Trust or by the "vote of a majority of the outstanding voting securities" of the fund or by the adviser, on sixty days' written notice to the other parties. The investment advisory agreement terminates in the event of its assignment as defined in the 1940 Act.

      In an attempt to avoid any potential conflict with portfolio transactions for the fund, the Trust, the adviser and the Principal Underwriter have each adopted a Code of Ethics which are designed to maintain a high standard of personal conduct by directing that all personnel place the interests of the fund and its shareholders ahead of their own when effecting personal securities transactions. While the codes do permit personnel to invest in securities for their own accounts, the codes impose extensive restrictions on personal securities trading including the pre-clearance of all personal securities transactions and a prohibition of purchasing during initial public offerings of securities. Each code is on public file with, and is available from, the SEC.

Distributor of the Fund

      Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of Standish, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the fund's shares. In that capacity, Standish Fund Distributors has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Standish Fund Distributors. Pursuant to the Underwriting Agreement, Standish Fund Distributors has agreed to use its best efforts to obtain orders for the continuous offering of fund shares. Standish Fund Distributors receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to the fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the fund's outstanding shares or by the trustees of the Trust or (ii) by a vote of a majority of the trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to the fund at any time without penalty by a vote of a majority of the trustees of the Trust, a vote of a majority of the trustees who are not "interested persons" of the Trust, or, with respect to the fund, by a vote of the holders of a majority of the applicable fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of Standish Fund Distributors are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.

                                  SERVICE PLAN

      The Trust, with respect to International Fixed Income Fund Service Class, has adopted a service plan (the "Service Plan"). The Service Plan provides that the fund may compensate entities ("Account Administrators") that provide omnibus accounting services for groups of individuals who beneficially own fund shares ("Omnibus Accounts") for providing certain personal, account administration and/or shareholder liaison services to participants in the Omnibus Accounts. Pursuant to the Service Plan, the fund may enter into agreements with Account Administrators which purchase shares of the fund ("Service Agreements"). Under such Service Agreements or otherwise, Account Administrators may perform some or all of the following services: (a) establishing and maintaining Omnibus Accounts with the fund; (b) establishing and maintaining subaccounts and subaccount balances for Omnibus Accounts and their participants ("Participants"); (c) processing orders by Omnibus Accounts and Participants to purchase, redeem and exchange fund shares promptly and in accordance with the effective prospectus relating to such shares; (d) transmitting to the fund (or its agent) on each Business Day (as defined below) a net subscription or net redemption order reflecting subscription, redemption and exchange orders received by it with respect to the Omnibus Accounts; (e) receiving and transmitting funds representing the purchase price or redemption proceeds relating to such orders;
(f) mailing fund prospectuses, statements of additional information, periodic reports, transaction confirmations and subaccount information to Omnibus Accounts and Participants; (g) answering Omnibus Account and Participant inquiries about the fund, subaccount balances, distribution options and such other administrative services for the Omnibus Account and the Participants as provided for in the service agreements between the Account

Administrator and the Omnibus Account; and (h) providing such statistical and other information as may be reasonably requested by the fund or necessary for the fund to comply with applicable federal or state laws.

      As compensation for such services, the fund may pay each Account Administrator a service fee in an amount of up to 0.25% (on an annualized basis) of the fund's average daily net assets attributable to fund shares that are attributable to or held in the name of such Account Administrator. Account Administrators may from time to time be required to meet certain other criteria in order to receive service fees.

      In accordance with the terms of the Service Plan, Standish provides to the Trust for review by the Trustees a quarterly written report of the amounts expended under the Service Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Service Plan, they will consider the continued appropriateness and the level of compensation that the Service Plan provides.

      Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974 ("ERISA")) may apply to an Account Administrator's receipt of compensation paid by the fund in connection with the investment of fiduciary assets in fund shares. Account Administrators that are subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in fund shares and receiving service fees.

      The Trust believes that fiduciaries of ERISA plans may properly receive fees under the Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of title 1 of ERISA. These standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.

      Section 403(c)(1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must act prudently and solely in the interest of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

      Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of the plan. Section 3(14) includes, within the definition of "party in interest" with respect to a plan, any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it also would prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

      In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under the Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical

Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which the plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

                        PURCHASE AND REDEMPTION OF SHARES

      Detailed information on purchase and redemption of shares is included in the prospectus.

      In addition to Standish Fund Distributors and other agents of the Trust, the fund has authorized one or more brokers and dealers to accept on its behalf orders for the purchase and redemption of fund shares. Under certain conditions, such authorized brokers and dealers may designate other intermediaries to accept orders for the purchase and redemption of fund shares. In accordance with a position taken by the staff of the Securities and Exchange Commission, such purchase and redemption orders are considered to have been received by the fund when accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee. Also in accordance with the position taken by the staff of the Securities and Exchange Commission, such purchase and redemption orders will receive the fund's net asset value per share next computed after the purchase or redemption order is accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee.

      The Trust may suspend the right to redeem fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the fund of securities owned by it or determination by the fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the Securities and Exchange Commission may permit for the protection of shareholders of the fund.

      The Trust intends to pay redemption proceeds in cash for all fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in fund portfolio securities. Portfolio securities distributed upon redemption of fund shares will be valued at their then current market value. The Trust, on behalf of each of its series, has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

                             PORTFOLIO TRANSACTIONS

      The adviser is responsible for placing the fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the fund and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the respective fund. In addition, if the adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the adviser in carrying out its responsibilities, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the fund effect their securities transactions may be used by the adviser in servicing other accounts; not all of these services may be used by the adviser in connection with the fund generating the soft dollar credits. The investment advisory fees paid by the fund under the investment advisory agreements will not be reduced as a result of the adviser's receipt of research services.

      The adviser also places portfolio transactions for other advisory accounts. The adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the fund. In making such allocations, the main factors considered by the adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment. To the extent permitted by law, securities to be sold or purchased for the fund may be aggregated with those to be sold or purchased for other investment clients of the adviser and the adviser's personnel in order to obtain best execution.

      Because most of the fund's securities transactions are effected on a principal basis involving a "spread" or "dealer mark-up," the fund has not paid any brokerage commissions during the past three years.

                        DETERMINATION OF NET ASSET VALUE

      The fund's net asset value is calculated each business day on which the New York Stock Exchange is open. Currently, the New York Stock Exchange is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of the fund's shares is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York City time). If the New York Stock Exchange closes early, the calculation of net asset value will be accelerated to the actual closing time. Net asset value is computed by dividing the value of all securities and other assets of the fund, less all liabilities by the number of fund shares outstanding, and adjusting to the nearest cent per share. Expenses and fees, including the investment advisory fee, are accrued daily and taken into account for the purpose of determining net asset value.

      Portfolio securities are valued at the last sales prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith at the direction of the trustees.

      Portfolio securities that are fixed income securities (other than money market instruments) for which accurate market prices are readily available are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or provided by dealers in such securities. Fixed income securities for which accurate market prices are not readily available and other assets are valued at fair value as determined in good faith by the adviser in accordance with procedures approved by the trustees, which may include the use of yield equivalents or matrix pricing.

      Money market instruments with less than sixty days remaining to maturity when acquired by the fund are valued on an amortized cost basis. If the fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

      Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. If a security's primary exchange is outside the U.S., the value of such security used in computing the net asset value of the fund's shares is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the New York Stock Exchange and will therefore not be reflected in the computation of the fund's net asset values. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the trustees of the Trust.

                             THE FUND AND ITS SHARES

      The fund is a diversified investment series of the Trust, an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the fund. The fund offers two classes of Shares: Service Class and Institutional Class. Shares of Institutional Class are offered through another prospectus and SAI. Shares of the fund represent interests in the fund in proportion to each share's net asset value. The per share net asset value of each class of shares is calculated separately and may differ as a result of the service fee applicable to Service Class shares and the allocation of certain class specific expenses which apply to only one of the classes or which differ between the classes. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of the fund, shareholders of that fund are entitled to share pro rata in the net assets available for distribution.

      Pursuant to the Declaration, the trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the fund. The trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required by applicable law), the trustees may authorize the fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund.

      All fund shares have equal rights with regard to voting, and shareholders of the fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

      Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

                                    TAXATION

      Each series of the Trust, including the fund, is treated as a separate entity for U.S. federal income tax purposes. The fund presently has elected to be treated, has qualified and intends to continue to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

      In order to qualify as a regulated investment company under Subchapter M, the fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% Income Test") and satisfy certain annual distribution and quarterly diversification requirements.

      The fund will be subject to a 4% non deductible federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements in a timely manner. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the fund as of a record date in October, November or December of the year but paid during the following January. Such distributions will be treated for federal income tax purposes as received by shareholders as if received on December 31 of the year in which the distributions are declared, rather than the year in which the distributions are received.

      For U.S. federal income tax purposes, all dividends are taxable whether a shareholder takes them in cash or reinvests them in additional shares in the fund. Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, are treated as ordinary income. Dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, are treated as long-term capital gain for federal income tax purposes without regard to the length of time shares of the fund have been held.

      If, as anticipated, the fund continues to qualify as regulated investment companies under the Code, the fund will not be required to pay any Massachusetts income, corporate excise or franchise taxes.

      The fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, the fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the fund. The fund has accumulated capital loss carryforwards in the amounts of $42,835,858 which expire on December 31 of 2007.

      If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its net income to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the distribution requirements.

      Limitations imposed by the Code on regulated investment companies like the fund may restrict the fund's ability to enter into futures, options or currency forward transactions.

      Certain options, futures contracts or currency forward transactions entered into by the fund may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out or exercised or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described below, and may accordingly produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale, swap or other Strategic Transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed by the fund to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's or portfolio's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures or forward contracts and straddles may affect the amount, timing and character of the fund's distributions to shareholders. The fund will take into account the special tax rules applicable to options, futures, forward contracts and constructive sales in order to minimize any potential adverse tax consequences.

      The federal income tax rules applicable to certain structured or hybrid securities, dollar rolls, currency swaps, and interest rate swaps, caps, floors and collars are unclear in certain respects, and the fund will limit its transactions in these instruments so that each can account for these instruments in a manner that is intended to allow the fund to continue to qualify as regulated investment companies. Due to possible unfavorable consequences under present tax law, the fund does not currently intend to acquire "residual" interests in real estate mortgage investment conduits ("REMICs"), although the fund may acquire "regular" interests in REMICs.

      Foreign exchange gains and losses realized by the fund in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of fund distributions to shareholders. Under future regulations, any such transactions that are not directly related to the fund's investment in stock or securities, (or the options or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the fund or their shareholders in future years.

      In some countries, restrictions on repatriation may make it difficult or impossible for the fund to obtain cash corresponding to its earnings from such countries, which may cause the fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.

      The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to their investments in foreign securities, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in the fund would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the fund's total assets at the close of any taxable year were to consist of stock or securities of foreign corporations and the fund were to file an election with the Internal Revenue Service.

      The fund may meet the 50% threshold referred to in the previous paragraph for a year and, if it does, it may file an election with the Internal Revenue Service pursuant to which shareholders of the fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the fund and (ii) treat such respective pro rata portions as foreign taxes paid by them.

      Qualified foreign taxes generally include taxes that would be treated as income taxable under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes and similar taxes. If the fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable holding period requirements and other limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the applicable fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the fund and (ii) the portion of fund dividends which represents income from each foreign country.

      If the fund acquires any equity interest (including, under future regulations, not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or on gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized by the fund is timely distributed to its shareholders. The fund would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The fund may limit and/or manage their holdings, if any, in passive foreign investment companies to limit the fund's tax liability or maximize its return from these investments.

      Investment in debt obligations by the fund that are at risk of or in default presents special tax issues for the fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event that it invests in such securities, in order to seek to ensure that the fund distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

      Distributions from the fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be treated under the Code as ordinary income (if they are from the fund's investment company taxable income) or long-term capital gain (if they are from the fund's net capital gain and are designated by the fund as "capital gain dividends") whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

      The fund's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends received deduction, subject to certain holding period requirements and limitations on debt financing under the Code, only to the extent the fund earned dividend income from stock investments in U.S. domestic corporations. The fund is permitted to acquire stocks of U.S. domestic corporations, and it is therefore possible that a small portion of the fund's distributions, from the dividends attributable to such preferred stocks, may qualify for the dividends received deduction. Such qualifying portion, if any, may affect a corporate shareholder's liability for alternative minimum tax and/or result in basis reductions and other consequences in certain circumstances.

      At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to undistributed taxable income and/or realized or unrealized appreciation in the fund's portfolio. Consequently, subsequent distributions by the fund with respect to such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

      Upon a redemption or other disposition of shares of the fund in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any loss realized on a redemption or other disposition may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of the shares. In such a case, the disallowed portion of the loss generally would be included in the federal tax basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized or other disposition upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

      Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax adviser for more information.

      The foregoing discussion relates solely to U.S. federal income tax law consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates), and who are subject to U.S. federal income tax. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, financial institutions, and securities dealers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, the fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states,

      Federal law requires that the fund withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions or repurchases of fund shares paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement shareholders must certify on their Account Purchase Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provided is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

      Investors other than U.S. persons may be subject to different U.S. treatment, including a nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file, to 31% backup withholding on certain other payments from the fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the fund.

                             ADDITIONAL INFORMATION

      The fund's prospectus and this SAI omit certain information contained in the Trust's registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street,

N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission or by accessing the SEC's Web site at http://www.sec.gov.

                        EXPERTS AND FINANCIAL STATEMENTS

      The fund's financial statements for its Institutional Class contained in the 1999 Annual Report of the fund have been audited by PricewaterhouseCoopers LLP, independent accountants, and are incorporated by reference into this SAI.

      The financial statements for the year ended December 31, 1999 are incorporated by reference from the 1999 Annual Report, which have previously been sent to shareholders and were filed with the SEC on or about March 6, 2000, 1940 Act File No. 811-04813.

                                    APPENDIX

                         MOODY'S RATINGS DEFINITIONS FOR
                         CORPORATE BONDS AND SOVEREIGN,
                            SUBNATIONAL AND SOVEREIGN
                                 RELATED ISSUES

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                            STANDARD & POOR'S RATINGS
                                   DEFINITIONS

      AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB - Debt rated BB is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                                STANDARD & POOR'S
                        CHARACTERISTICS OF SOVEREIGN DEBT
                              OF FOREIGN COUNTRIES

      AAA - Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances

      Key players in the global trade and financial system:

      -     Prosperous and resilient economies, high per capita incomes
      -     Low fiscal deficits and government debt, low inflation
      -     Low external debt.

      AA - Stable, predictable governments with demonstrated track record of responding to changing economic and political circumstances

      -     slightly integrated into global trade and financial system
      -     Differ from AAAs only to a small degree because:
      - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks)
      -     More variable fiscal deficits, government debt and inflation
      -     Moderate to high external debt.

      A - Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change

      - Established trend of integration into global trade and financial system
      - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks), but
      -     Usually rapid growth in output and per capita incomes
      - Manageable through variable fiscal deficits, government debt and inflation
      -     Usually low but variable debt
      - Integration into global trade and financial system growing but untested
      - Low to moderate income developing economies but variable performance and quite vulnerable to adverse external influences
      -     Variable to high fiscal deficits, government debt and inflation

      - Very high and variable debt, often graduates of Brady plan but track record not well established.

      BBB - Political factors a source of significant uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

      - Integration into global trade and financial system growing but untested
      - Economies less prosperous and often more vulnerable to adverse external influences
      -     Variable to high fiscal deficits, government debt and inflation
      -     High and variable external debt.

      BB - Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

      - Integration into global trade and financial system growing but untested
      - Low to moderate income developing economies, but variable performance and quite vulnerable to adverse external influences
      -     Variable to high fiscal deficits, government debt and inflation
      - Very high and variable debt, often graduates of Brady Plan but track record not well established

      In the case of sovereign, subnational and sovereign related issuers, the fund uses the foreign currency or domestic (local) currency rating depending upon how a security in the portfolio is denominated. In the case where the fund holds a security denominated in a domestic (local) currency and one of the rating services does not provide a domestic (local) currency rating for the issuer, the fund will use the foreign currency rating for the issuer; in the case where the fund holds a security denominated in a foreign currency and one of the rating services does not provide a foreign currency rating for the issuer, the fund will treat the security as being unrated.

                          DESCRIPTION OF DUFF & PHELPS
                         RATINGS FOR CORPORATE BONDS AND
                         FOR SOVEREIGN, SUBNATIONAL AND
                            SOVEREIGN RELATED ISSUERS

      AAA - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      AA - High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      A - Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

      BBB - Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

      BB - Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

      B - Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating guide.

                            FITCH IBCA INTERNATIONAL
                             LONG-TERM CREDIT RATING
                                   DEFINITIONS

      AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

      A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB - Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      BB - Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

      B - Bonds are considered highly speculative. The obligor's ability to pay interest and repay principal are currently being met, but a limited margin safety remains. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                        FITCH IBAC LONG-TERM RATINGS FOR
                                 NATIONAL ISSUES

      AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

      AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

      A - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

      BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

      BB - Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Within the context of the country, these obligations are speculative to some degree and capacity for timely repayment remains susceptible over time to adverse changes in business, financial or economic conditions.

      B - Obligations for which capacity for timely repayment of principal and interest is uncertain relative to other obligors in the same country. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions and these obligations are more speculative than those in higher rated categories.